                   COMMON SHARE DELIVERY ARRANGEMENT AGREEMENT


     COMMON SHARE DELIVERY ARRANGEMENT AGREEMENT, dated as of June 13, 1995 (the "Agreement"), between UNITED STATES CELLULAR CORPORATION, a Delaware corporation (the "Company") and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "Standby Share Deliverer"). Capitalized terms used in this Agreement but not defined herein shall have the meanings specified in the Indenture (as defined below).

     WHEREAS, the Company has executed and delivered an Indenture (as amended from time to time, the "Indenture") dated as of June 1, 1995, to Harris
Trust and Savings Bank, as Trustee;



     WHEREAS, under and pursuant to the Indenture the Company may issue its Liquid Yield Option-TM- Notes due 2015 (the "Securities");




     WHEREAS, pursuant and subject to the terms of the Securities and the Indenture, the Securities are convertible at any time prior to their maturity at the option of the Holder thereof into Common Shares, par value $1.00 per share (the "Common Shares"), of the Company;


     WHEREAS, pursuant to Section 11.19 of the Indenture, in connection with the conversion of any Security, if a Holder satisfies the conversion requirements in the Securities and the Company notifies the Holder that Common Shares shall be delivered to the Holder converting such Security or if the Company is not allowed to pay cash on conversion pursuant to the terms of the Indenture or otherwise, rather than the Company delivering Common Shares to such Holder, the Company may arrange with the Standby Share Deliverer for the Standby Share Deliverer to deliver Common Shares to such Holder.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company and the Standby Share Deliverer hereby agree as follows:

     1.  COMMON SHARE DELIVERY ARRANGEMENT.


     (a) Subject to the provisions of Sections 1(d), 1(e), 1(f) and 1(i) of this Agreement and in accordance with Section 11.19 of the Indenture, in connection with the conversion of any Security, if a Holder satisfies the conversion requirements of paragraph 9 of the Securities (the date on which the Holder satisfies all those requirements is the "Conversion Date"), the


- ---------------------
- -TM- Trademark of Merrill Lynch & Co., Inc.

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Company may, prior to 12:00 p.m. New York City time on the Business Day following the Conversion Date, request the Standby Share Deliverer to deliver Common Shares (and cash in lieu of fractional shares) to such Holder, through the Conversion Agent, in accordance with the procedures set forth in Section
11.02 of the Indenture and in the amounts calculated pursuant to Sections
11.01 and 11.03 of the Indenture. The Standby Share Deliverer may either accept or reject such a request in its sole discretion. The Standby Share Deliverer shall notify the Company of its decision to either accept or reject such a request no later than 12:00 p.m. New York City time on the Business Day following the date of such Company request. If the Standby Share Deliverer notifies the Company of its acceptance of such a request, (i) the Company shall deliver to the Holder, through the Conversion Agent, written notice in accordance with Section 11.02 of the Indenture, that Common Shares (and cash in lieu of fractional shares) shall be delivered to such Holder in connection with such conversion and that the delivery of such Common Shares (and cash in lieu of fractional shares) may constitute a taxable event to such Holder because such Common Shares (and cash in lieu of fractional shares) are being delivered by the Standby Share Deliverer, (ii) the Standby Share Deliverer shall deliver to the Conversion Agent no later than the close of business on the fifth Business Day following the Conversion Date, for delivery to the Holder so converting such Holder's Securities, the number of full Common Shares to be delivered upon conversion (calculated pursuant to Section 11.01 of the Indenture) and cash in lieu of fractional shares (determined pursuant to Section 11.03 of the Indenture) and (iii) the Company shall cause the Conversion Agent to deliver to such Holder in accordance with
Section 11.02 of the Indenture, as soon as practicable following the Conversion Date, a certificate for the number of full Common Shares to be delivered upon conversion (calculated pursuant to Section 11.01 of the Indenture) and cash in lieu of fractional shares (determined pursuant to
Section 11.03 of the Indenture) and shall, unless notified by the Company and the Standby Share Deliverer that, in the reasonable opinion of each of their respective counsel, such delivery is not required by the Securities Act, deliver to such Holder (on behalf of the Company and the Standby Share Deliverer) a current prospectus covering such Common Shares (copies of such prospectus to be prepared by the Company and provided to the Conversion Agent by the Company for such delivery in accordance with the Registration Rights Agreement, dated as of June 13, 1995, by and between the Company, the Standby Share Deliverer and TDS (the "Registration Rights Agreement")) at the same time as the Conversion Agent delivers the Common Shares certificate referred to in this clause (iii).



     (b) Subject to the provisions of Sections 1(d), 1(e), 1(f) and 1(i) of this Agreement and in accordance with Section 11.19 of the Indenture, in connection with the conversion of any

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Security, if a Holder satisfies the conversion requirements of paragraph 9 of the Securities and the Company shall have delivered to the Holder, through the Conversion Agent, written notice in accordance with Section 11.02 of the Indenture, that cash shall be delivered to such Holder in connection with such conversion and such payment of cash is not allowed pursuant to the provisions of the Indenture or otherwise, the Company may, prior to 12:00 p.m. New York City time on the third Business Day following the Conversion Date, request the Standby Share Deliverer to deliver Common Shares (and cash in lieu of fractional shares) to such Holder, through the Conversion Agent, in accordance with the procedures set forth in Section 11.02 of the Indenture and in the amounts calculated pursuant to Sections 11.01 and 11.03 of the Indenture. The Standby Share Deliverer may either accept or reject such a request in its sole discretion. The Standby Share Deliverer shall notify the Company of its decision to either accept or reject such a request no later than 12:00 p.m. New York City time on the Business Day following the date of such Company request. If the Standby Share Deliverer notifies the Company of its acceptance of such a request, (i) the Company shall promptly (but no later than five Business Days after the Conversion Date) deliver to the Holder, through the Conversion Agent, written notice that Common Shares (and cash in lieu of fractional shares) shall be delivered to such Holder in connection with such conversion and that the delivery of Common Shares (and cash in lieu of fractional shares) in connection with such conversion may constitute a taxable event to such Holder because the Common Shares (and cash in lieu of fractional shares) are being delivered by the Standby Share Deliverer and (ii) the procedures set forth in clauses (ii) and
(iii) of the last sentence of Section 1(a) of this Agreement shall be followed.

     (c) Upon the delivery of Common Shares (and cash in lieu of fractional shares) by the Standby Share Deliverer to the Conversion Agent pursuant to
Section 1(a) or 1(b) of this Agreement, in accordance with Section 11.19 of the Indenture the Company shall execute and the Company shall cause the Trustee to authenticate and deliver to the Standby Share Deliverer a new Security in an authorized denomination equal in Principal Amount at Maturity to the Security (or portion thereof) being converted by the Holder thereof in respect of which conversion the Standby Share Deliverer has agreed to deliver Common Shares (and cash in lieu of fractional shares) and, upon delivery of such Common Shares (and cash in lieu of fractional shares) to the Conversion Agent, the Standby Share Deliverer shall be treated as the Holder of such Security on and after the Conversion Date. In accordance with Section 11.19 of the Indenture, such Security (or portion thereof) so converted shall not cease to be outstanding, but shall remain outstanding (and retain all of its conversion rights, including, without limitation, those set forth in

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Article 11 of the Indenture) with the Standby Share Deliverer as the Holder thereof.

     (d) The Company shall not request the Standby Share Deliverer to deliver Common Shares (or cash in lieu of fractional shares) to a converting Holder pursuant to Section 1(a) or 1(b) of this Agreement if (i) any of the events described in Section 2(k)(i) of the Registration Rights Agreement have occurred and are continuing or (ii) the Company has knowledge that any of such events are reasonably likely to occur within 20 Business Days after the Conversion Date applicable to the conversion of such converting Holder. The Company shall notify the Standby Share Deliverer (i) unless the Standby Share Deliverer is an underwriter or a proposed member of an underwriting syndicate of such offering, at least three Business days prior to the anticipated commencement of the applicable period defined in Rule 10b-6 (a)(xi) or (xii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor or similar rule or regulation), of the impending commencement of offers or sales in connection with any public offering of Common Shares, or any security convertible into, or exchangeable or exercisable for, Common Shares, which will constitute a distribution within the meaning of such Rule 10b-6 (or such successor or similar rule or regulation) and of the nature and proposed timing of the commencement of such offering and
(ii) unless the Standby Share Deliverer is an underwriter or a member of the underwriting syndicate of such offering, promptly, of the completion of such offering. Except as required by the terms of the preceding sentence and in accordance with the terms thereof, the Company shall not notify the Standby Share Deliverer of the (a) impending commencement, (b) commencement or (c) termination of any other distribution of Common Shares, or any security convertible into, or exchangeable or exercisable for, Common Shares.


     (e) If at any time that the Conversion Agent would be required to deliver a prospectus to a converting Holder pursuant to subsection (iii) of
Section 1(a) of this Agreement (including pursuant to its incorporation by reference into Section 1(b) of this Agreement) and (i) the Company has requested the Standby Share Deliverer to deliver Common Shares (and cash in lieu of fractional shares) to a converting Holder pursuant to Section 1(a) or 1(b) of this Agreement, (ii) the Standby Share Deliverer has notified the Company of its acceptance of such a request in accordance with Section 1(a) or 1(b) of this Agreement, as applicable, and (iii) any of the events described in Section 2(k)(i) of the Registration Rights Agreement have occurred after the time of the Company request referred to in clause (i) above but prior to the delivery of the prospectus referred to above to the converting Holder by the Conversion Agent, and such event or events are continuing, the Company shall (A) promptly notify the Conversion Agent and the Standby Share Deliverer of the occurrence of such event, and (B) promptly instruct the Standby Share Deliverer not to deliver any Common Shares (or cash in lieu of fractional shares) to the Conversion Agent in connection with such conversion. If the events described in clauses (i), (ii) and (iii) of the preceding sentence shall have occurred, the Standby Share Deliverer shall be relieved of its obligation to deliver Common Shares (and cash in lieu of fractional shares) to the Conversion Agent and the Company shall be required to (1) deliver Common Shares (and cash in lieu of fractional shares) or cash (if permitted by the terms of the Indenture and otherwise) to the converting Holder in accordance with the provisions of Article 11 of the Indenture, (2) promptly deliver to the Holder, through the Conversion Agent, written notice in accordance with Section 11.02 of the Indenture, as to whether the Company will deliver Common Shares (and cash in lieu of fractional shares) or cash to the converting Holder and (3) if the Company has elected to deliver Common Shares to the converting Holder and has previously notified such Holder that it will receive Common Shares (and cash in lieu of fractional shares) upon conversion and that the delivery of such Common Shares (and cash in lieu of fractional shares) may constitute a taxable event to such Holder because such Common Shares (and cash in lieu of fractional shares) were to be delivered by the Standby Share Deliverer, promptly deliver to the converting Holder, through the Conversion Agent, and, in any event, contemporaneous to the delivery of Common Shares on conversion to such Holder, written notice that such Common Shares (and cash in lieu of fractional shares) are being delivered by the Company and that such delivery should not constitute a taxable event to such Holder.




     (f) If the events described in clauses (i), (ii) and (iii) of the first sentence of Section 1(e) of this Agreement shall have occurred, and the Standby Share Deliverer delivers Common Shares (and cash in lieu of fractional shares) to the Conversion Agent in connection with such conversion (whether or not the Company has satisfied its obligations under clauses (A) and (B) of such first sentence of Section 1(e) of this Agreement), the Company shall (i) cause the Conversion Agent to promptly return such delivered Common Shares (and cash in lieu of fractional shares) to the Standby Share Deliverer and (ii) promptly notify the Standby Share Deliverer of the occurrence of any of the events described in Section 2(k)(i) of the Registration Rights Agreement pursuant to Section 1(e)(A) of this Agreement.





     (g) If (i) the Standby Share Deliverer has acquired a Security in accordance with Section 1(a) or (b) and Section 1(c) of this Agreement and
(ii) any of the events described in Section 2(k)(i) of the Registration Rights Agreement occurs on a date that is on or prior to 20 Business Days after a Conversion Date in respect of which the Standby Share Deliverer acquires a Security in connection with a Common Share Delivery Arrangement, the Company shall (1) promptly notify the Standby Share Deliverer of the occurrence of such event and instruct the Standby Share Deliverer to cease use of the Prospectus referred to in the Registration Rights Agreement in connection with offers or sales of Securities obtained by the Standby Share Deliverer through Common Share Delivery Arrangements and (2) promptly notify the Standby Share Deliverer if such event is no longer continuing and the Prospectus described in the Registration Rights Agreement is available for use in connection with offers of sales of Securities obtained by the Standby Share Deliverer through Common Share Delivery Arrangements; provided, however, that the Company shall not give either of such notices if the giving of the notice described in clause (1) above in accordance with the terms of this Section 1(g) would occur on any date that is (A) 21 or more Business Days after the most recent Conversion Date in connection with which the Standby Share Deliverer has acquired a Security pursuant to a Common Share Delivery Arrangement or (B) except as required by Section 1(e) of this Agreement, after the Standby Share Deliverer has notified, at its discretion, the Company that it does not own any Securities acquired by it in connection with a Common Share Delivery Arrangement and prior to the time the

Standby Share Deliverer has acquired a Security in accordance with Section 1(a) or (b) and Section 1(c) of this Agreement.


     (h) If the Standby Share Deliverer has acquired a Security in accordance with Section 1(a) or (b) and Section 1(c) of this Agreement, then beginning on the date that is 21 Business Days after the latest Conversion Date in connection with which the Standby Share Deliverer has acquired a Security pursuant to a Common Share Delivery Arrangement, unless the Standby Share Deliverer has notified, at its discretion, the Company that it does not own any Securities acquired by it in connection with a Common Share Delivery Arrangement, (1) the Company shall promptly notify the Conversion Agent (but not the Standby Share Deliverer) of the occurrence and continuance of any of the events described in
Section 2(k)(i) of the Registration Rights Agreement and (2) the Standby Share Deliverer shall inquire of the Conversion Agent whether or not the Company has so notified it of the occurrence and continuance of any such events before the Standby Share Deliverer offers, sells, otherwise disposes of or delivers any Security acquired from a converting Holder pursuant to a Common Share Delivery Arrangement, unless such offer, sale, other disposition or delivery is, in the reasonable opinion of counsel for the Standby Share Deliverer, exempt from the registration or prospectus delivery requirements of the Securities Act. If the Standby Share Deliverer so inquires of the Conversion Agent in accordance with the preceding sentence, the Company shall cause the Conversion Agent to promptly notify the Standby Share Deliverer whether or not the Company has so notified the Conversion Agent and, (A) if the Company has not so notified the Conversion Agent, (x) the Company shall cause the Conversion Agent to promptly notify the Standby Share Deliverer that the Company has not so notified the Conversion Agent and promptly notify the Company of such inquiry by the Standby Share Deliverer and (y) the Standby Share Deliverer may offer, sell, otherwise dispose of or deliver the Securities obtained by it in Common Share Delivery Arrangements, using the Prospectus referred to in the Registration Rights Agreement to satisfy any prospectus delivery requirement in connection therewith, during the next 10 Business Day period following such inquiry without further inquiry of the Conversion Agent under this Section 1(h) (provided that during such 10 Business Day period, unless the Standby Share Deliverer has notified, at its discretion, the Company that it does not own any Securities acquired by it in connection with a Common Share Delivery Arrangement, the Company shall promptly notify the Standby Share Deliverer and the Conversion Agent of the occurrence and continuance of any of the events described in
Section 2(k)(i) of the Registration Rights Agreement and, in such event, the provisions specified in clauses (B)(y) and (z) of this sentence shall apply) and
(B) if the Company has so notified the Conversion Agent, then (x) the Company shall cause the Conversion Agent to promptly notify the Standby Share Deliverer that the Company has so notified the Conversion Agent, (y) the Company shall promptly notify the Standby Share Deliverer and the Conversion Agent if such event is no longer continuing and the Prospectus described in the Registration Rights Agreement is available for use in connection with offers or sales of Securities obtained by the Standby Share Deliverer through Common Share Delivery Arrangements and (z) the Standby Share Deliverer shall not offer, sell, otherwise dispose of or deliver any Security acquired from a converting Holder pursuant to a Common Share Delivery Arrangement, unless such offer, sale, other disposition or delivery is, in the reasonable opinion of counsel for the Standby Share Deliverer, exempt from the registration or prospectus delivery requirements of the Securities Act, until it receives the notice required by clause (B)(y) of this sentence.


     (i) If (i) the Standby Share Deliverer has notified the Company in accordance with Section 1(a) or 1(b) of this Agreement of its acceptance of the Company's request that the Standby Share Deliverer deliver Common Shares (and cash in lieu of fractional shares) to a converting Holder and (ii) the Standby Share Deliverer defaults in its obligation to deliver any Common Shares (or any cash in lieu of fractional shares) required to be delivered to the Conversion Agent within five Business Days after the Conversion Date applicable to such conversion by such Holder, the Company shall, within one Business Day of receipt of notice, in accordance with Section 11.19 of the Indenture, from the Conversion Agent of the Standby Share Deliverer's failure to deliver such Common Shares (or such cash in lieu of fractional shares), deliver to such Holder, through the Conversion Agent, cash (if allowed pursuant to the Indenture and otherwise) in the amount calculated pursuant to Section 11.01 of the Indenture or the full number of Common Shares (and the full amount of cash in lieu of fractional shares) that were required to be delivered to such Holder by the Standby Share Deliverer regardless of the number of such Common Shares (and the amount of cash in lieu of fractional shares) that were not so delivered (and the Company shall, in the case of payment with Common Shares, at the time of delivery of such Common Shares (and such cash in lieu of fractional shares), deliver to such Holder, through the Conversion Agent, written notice that there may be no taxable event to such Holder with respect to those Common Shares delivered by the Company to such Holder); provided, that, in the circumstances described in this sentence, (A) any Security so converted will not remain outstanding and will be treated in all respects as if it had been converted otherwise than in accordance with an arrangement between the Company and the Standby Share Deliverer pursuant to Section 1(a) or 1(b) of this Agreement for the Standby Share Deliverer to deliver Common Shares (and cash in lieu of fractional shares) to such Holder on conversion of a Security and the Standby Share Deliverer will not become the Holder of the Security so converted, and (B) the Company shall cause the Conversion Agent to promptly deliver back to the Standby Share Deliverer any Common Shares (and cash in lieu of fractional shares) previously delivered by the Standby Share Deliverer in connection with such conversion by such Holder and; provided, further, that if such failure by the Standby Share Deliverer to deliver the full number of Common Shares (or the full amount of cash in lieu of fractional shares) deliverable upon conversion relates to conversions by more than one Holder of Securities with the same Conversion Date, any Common Shares (and any cash in lieu of fractional shares) delivered by the Standby Share Deliverer shall be delivered to such Holders so as to maximize the number of Securities that may be so converted in accordance with the arrangement between the Company and the Standby Share Deliverer pursuant to Section 1(a) or 1(b) of this Agreement. Nothing herein shall relieve the Standby Share Deliverer from liability for its default with respect to its obligation to deliver Common Shares (and cash in lieu of fractional shares) required to be delivered in respect of such conversion and the Standby Share Deliverer's liability shall be limited to its liability arising out of such default.



     2.   COMPANY REQUEST.  Any request made by the Company pursuant to
Section 1(a) or 1(b) of this Agreement shall inform the Standby Share
Deliverer of (i) the number of Common Shares required to be delivered to the converting Holder calculated pursuant to Section 11.01 of the Indenture and
(ii) the amount of cash in lieu of fractional shares required to be delivered to the converting Holder calculated pursuant to Section 11.03 of the Indenture and the Standby Share Deliverer shall be entitled to rely on such calculations and its obligations under Section 1(a) or (b) of this Agreement shall be to deliver only such number of shares and such amount of cash to the Conversion Agent in accordance with the terms of Section 1(a) or (b) of this Agreement, as applicable. The Company shall cause the Conversion Agent to promptly return to the Standby Share Deliverer any Common Shares so delivered to the Conversion Agent in excess of the number of Common Shares actually required to be delivered to the converting Holder, calculated in accordance with the terms of Section 11.01 of the Indenture, and the Company shall promptly reimburse the Standby Share Deliverer for any loss, liability, claim, damage and expense incurred by it in obtaining such excess Common Shares for such delivery. The Company shall cause the Conversion Agent to promptly return to the Standby Share Deliverer any cash in lieu of fractional shares so delivered to the Conversion Agent in excess of the amount of such cash actually required to be delivered to the converting Holder, calculated in accordance with the terms of Section 11.01 of the Indenture.




     3. TAXES ON CONVERSION. If a Holder converts a Security in accordance with Section 11.19 of the Indenture, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the delivery of Common Shares upon such conversion as provided in Section 11.04 of the Indenture.





     4. APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.





     5. WAIVER. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.



     6. NOTICES. Any request, demand, authorization, notice, waiver, consent, report, instruction or communication to a party hereunder shall, unless this Agreement specifically provides otherwise, be in writing and delivered in person or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following addresses and facsimile numbers (or to such address or facsimile number as such party may designate by the notice):



               if to the Standby Share Deliverer:

               Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
               100 Church Street, 18th Floor
               New York, New York  10080
               Attention: Jake Albright
               Facsimile No.: (212) 449-3142
               Telephone No.: (212) 449-4040

          with copies to:

               Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
               World Financial Center
               North Tower
               New York, New York  10281
               Attention: Trading General Counsel
               Facsimile No.: (212) 449-4590
               Telephone No.: (212) 449-4385

          and to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois 60603
               Attention: Michael A. Campbell
               Facsimile No.: (312) 701-7711
               Telephone No.: (312) 782-0600

               if to the Company:

               United States Cellular Corporation
               8410 West Bryn Mawr, Suite 700
               Chicago, Illinois  60631
               Attention:  Kenneth R. Meyers
                           Vice President-Finance
               Facsimile No.:  (312) 399-8959
               Telephone No.:  (312) 399-8900

               and, if such notice is not delivered pursuant to Section 1 or 2 hereof, with a copy to:

               Sidley & Austin
               One First National Plaza
               Chicago, Illinois  60603
               Attention:  Michael G. Hron
               Facsimile No.:  (312) 853-7036
               Telephone No.:  (312) 853-7000


     Except as otherwise set forth herein, in the Registration Rights
Agreement or in the Securities Loan Agreement, dated as of June 13, 1995, between the Standby Share Deliverer and TDS, any request, demand, authorization, notice, waiver, consent, report or communication hereunder shall be deemed given when actually received, except that any request, demand, authorization, notice, waiver, consent, report or communication actually received on a day that is not a Business

Day or after business hours on a Business Day shall be deemed given and received on the next succeeding Business Day.

     Whenever this Agreement provides for oral notification to be followed by written confirmation of such notice to any party, if such written confirmation of such notice is not received by the date required in this Agreement, such notified party shall be entitled to act as if such oral notice was never given if written confirmation of such oral notice is not received within one Business Day after such notified party gives written notice to the other party stating that (i) the written confirmation of such oral notice has not been received by such notified party as required and (ii) the notified party intends to act as if such oral notice was never given.

    7. MISCELLANEOUS. This Agreement supersedes any other agreement between the parties concerning the subject matter of this Agreement. This Agreement shall not be assigned by any party without the prior written consent of the other parties, and any such assignment without such consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought.

                                 * * * * *

                                UNITED STATES CELLULAR CORPORATION

                                by  /s/ H. Donald Nelson
                                    ------------------------------
                                    Name:  H. Donald Nelson
                                    Title:  President

                                MERRILL LYNCH, PIERCE, FENNER &
                                SMITH INCORPORATED,

                                by  /s/ Deborah H. Quazzo
                                    -------------------------------
                                    Name:  Deborah H. Quazzo
                                    Title:  Director


[Signature page to Common Share Delivery Arrangement Agreement]